MEYERS PRIDE VALUE FUND

                                SUPPLEMENT DATED
                                  MAY 12, 1999
                               TO PROSPECTUS DATED
                               SEPTEMBER 28, 1998


Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

The Prospectus is amended as follows:

1. On page 9 under the section "Identification of Companies Which Satisfy the Social Objective", delete the first sentence of the first paragraph and replace it with the following; and

             "The determination of which companies have satisfied the Social Objective, and may therefore be considered as appropriate investment vehicles for the Fund, is made by the Investment Manager."

2. On page 9 of the above referenced section, in the first sentence of the second paragraph, delete the word "recommendations" and replace it with the word "determination".

3. Under the section "Investment Policies", delete the first sentence of the eighth paragraph (on page 11) and replace it with the following:

             "The Fund will readjust its security holdings periodically to the extent the Investment Manager deems it prudent to do so, and subject to the overall supervision of the Board of Trustees."

4. On page 17 under the section "Plan of Distribution," delete the second paragraph and replace it with the following:

             "BISYS LP acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, BISYS LP may receive a fee from the Fund at an annual rate up to but not to exceed 0.25% of the Fund's average daily net assets as reimbursement for costs and expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of BISYS LP, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses.

             If more money for services rendered is due than is immediately payable because of the limitation of the amounts payable under the Distribution Plan, the unpaid amount is carried forward from period to period while the Distribution Plan is in effect until such time as it may be paid. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than .025% of the average daily net assets of the Fund is payable per annum. No interest, carrying or other forward charge will be borne by the Fund with respect to unpaid amounts carried forward. In the event the Plan is terminated, the Fund shall have no liability for expenses that were not reimbursed as of the date of termination. The Distribution Plan has the effect of increasing the Fund's expenses from what they would otherwise be.

             The Board of Trustees reviews the Fund's distribution and shareholder servicing fee payments in connection with its determination as to the continuance of the Distribution Plan. BISYS LP will provide to the Board of Trustees a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued, as required by Rule 12b-1. The Distribution Plan, and forms of Related Agreements, have been unanimously approved by a majority of the Board of Trustees of the Trust, and of the members of the Board who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any Related Agreements.